Exhibit 99.2

Organogenesis 22OA (Second Phase 3 ReNu Study)

Table 14.2.1.1

Change from Baseline WOMAC Pain Scale at 6 Months - Control-based Mean Imputation

FAS Population

Statistics	ASA (N = 296)	Placebo (N = 298)
WOMAC Pain Scale
Change from Baseline to Week 26
n	244	252
Mean (SD)	-7.0 (4.55)	-6.5 (4.89)
Median	-7.0	-6.0
Q1, Q3	-11.0, -4.0	-10.0, -3.0
Min, Max	-20, 4	-20, 6
Number of subjects With missing data	52 (17.6%)	46 (15.4%)
CFB LS Mean Estimate	-6.9	-6.4
Standard Error	0.22	0.25
CFB LS Mean Difference (ASA - Placebo)	-0.5
One-sided 97.7% CI of CFB LS Mean Difference	[-Inf to 0.072]
p-value	0.0393

Abbreviations: ASA = Amniotic Suspension Allograft; CFB = Change from Baseline; CI = Confidence Interval; FAS = Full Analysis Set; Inf = Infinity; KL = Kellgren-Lawrence; LS = Least Squares; Max = Maximum; Min = Minimum; MMRM = Mixed-Effects Model Repeated Measures; Q1 = First Quartile; Q3 = Third Quartile; SD = Standard Deviation; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index. Baseline is defined as the last non-missing measurement preceding the single injection (ASA or placebo). Negative change from baseline indicates better health.

Subjects with intercurrent events, i.e., those who used prohibited medications (except protocol permitted Paracetamol) or who had knee replacement surgery on the index knee will be considered with missing data at visits occurring after the earliest of these intercurrent events.

A control-based mean imputation is used to handle missing data (Mehrotra et.al. 2017). A separate MMRM model is fitted per group using baseline WOMAC Pain Score value and KL grade as covariates. Estimation of the group LS means is done by setting the covariates equal to the pooled (ASA + Placebo) means. Visits included in the MMRM are Week 1, Week 6, Week 12, Week 18, and Week 26 with visit included as a fixed factor and baseline-by-visit as an interaction term. Unstructured covariance is used to model within-subject errors and Kenward-Roger approximation is used to estimate denominator degrees of freedom and adjust standard errors.

p-value is derived from a t-test 1-sided at alpha level 0.023.

Source: Listing 16.2.6.1.

Organogenesis 22OA (Second Phase 3 ReNu Study)

Table 14.2.2 .1.1

Change from Baseline WOMAC Function Scale at 6 Months - Control-based Mean Imputation

FAS Population

Statistics	ASA (N = 296)	Placebo (N =298)
WOMAC Function Scale
Change from Baseline to Week 26
n	244	252
Mean (SD)	-21.0 (15.73)	-20.3 (15.87)
Median	-20.0	-17.0
Q1, Q3	-33.0, -9.0	-32.0, -8.5
Min, Max	-67, 16	-68, 14
Number of subjects with missing data	52 (17.6%)	46 (15.4%)
CFB LS Mean Estimate	-21.1	-19.6
Standard Error	0.76	0.80
CFB LS Mean Difference (ASA- Placebo)	-1.5
95% CI of CFB LS Mean Difference	[-3.430 to 0.494]
p-value	<.0001

Abbreviations: ASA = Amniotic Suspension Allograft; CFB = Change from Baseline; CI = Confidence Interval; FAS = Full Analysis Set; KL = Kellgren-Lawrence; LS = least squares; Max = Maximum; Min = Minimum; MMRM = Mixed-Effects Model Repeated Measures; Q1 = First Quartile; Q3 = Third Quartile; SD = Standard deviation; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index. Baseline is defined as the last non-missing measurement preceding the single injection (ASA or placebo). Negative change from baseline indicates better health.

Subjects with intercurrent events, i.e., those who used prohibited medications (except protocol permitted Paracetamol) or who had knee replacement surgery on the index knee will be considered with missing data at visits occurring after the ear1iest of these intercurrent events.

A control-based mean imputation is used to handle missing data (Mehrotra et.al. 2017). A separate Mixed-Effects Model Repeated Measures (MMRM) model is fitted per group using the baseline WOMAC Function Score value and KL grade as covariates. Estimation of the group LS means is done by setting the covariates equal to the pooled (ASA + Placebo) means. Visits included in the MMRM are Week 1, Week 6, Week 12, Week 18, and Week 26 with visit included as a fixed factor and baseline-by-visit as an interaction term. Unstructured covariance is used to model within-subject errors and Kenward-Roger approximation used to estimate denominator degrees of freedom and adjust standard errors.

Test of non-inferiority with a margin or + 7 points. p-value is derived from a t-test one-sided at alpha level 0.025.

Source: Listing 16.2.6.1.

Organogenesis 22OA (Second Phase 3 ReNu Study)

Table 14.3.1.1

Overall Summary of Treatment Emergent Adverse Events

Safety Population

	ASA	Placebo	Total
	(N = 293)	(N = 297)	(N = 590)
Subjects with at Least One Treatment Emergent:	(PM = 3376.72)	(PM = 3365.22)	(PM = 6741.95)
Adverse Event	123 (42.0%)	122 (41.1%)	245 (41.5%)
Adverse Event Categorized as Mild	82 (28.0%)	87 (29.3%)	169 (28.6%)
Adverse Event Categorized as Moderate	80 (27.3%)	68 (22.9%)	148 (25.1%)
Adverse Event Categorized as Severe	8 (2.7%)	19 (6.4%)	27 (4.6%)
Adverse Event Categorized as Life Threatening	0	0	0
Adverse Event Related to Study Drug	23 (7.8%)	12 (4.0%)	35 (5.9%)
Adverse Event Not Related to Study Drug	119 (40.6%)	118 (39.7%)	237 (40.2%)
Adverse Event Categorized as Mild Related to Study Drug	12 (4.1%)	8 (2.7%)	20 (3.4%)
Adverse Event Categorized as Moderate Related to Study Drug	15 (5.1%)	5 (1.7%)	20 (3.4%)
Adverse Event Categorized as Severe Related lo Study Drug	0	0	0
Adverse Event Categorized as Life Threatening Related to Study Drug	0	0	0
Adverse Event Leading to Death Related to Study Drug	0	0	0
Serious Adverse Event	4 (1.4%)	14 (4.7%)	18 (3.1%)
Serious Adverse Event Related to Study Drug	0	0	0
Adverse Event Leading to Study Discontinuation	2 (0.7%)	3 (1.0%)	5 (0.8%)
Adverse Event Leading to Death	1 (0.3%)	3 (1.0%)	4 (0.7%)

Abbreviations: ASA = Amniotic Suspension Allograft; PM = Patient Months of Exposure.

Note: The safety population includes all randomized subjects who received 1 injection of ASA or placebo, but analyzed as randomized.

Subjects who reported more than one adverse event within each category were only counted once. A treatment emergent adverse event is defined as an adverse event with an onset or worsening at the time of or following the administration of the study drug. Adverse events with a missing relationship are considered as related.

Source: Listing 16.2.7.1

Organogenesis 19OA (First Phase 3 ReNu Study)

Table 14.2.1.1

Change from Baseline WOMAC Pain Scale at 6 Months - Control-based Mean Imputation

FAS Population

	ASA	Placebo
Statistics	(N = 258)	(N = 257)
WOMAC Pain Scale
Change from Baseline to Week 26
n	197	196
Mean (SD)	-6.1 (4.71)	-5.9 (4.97)
Median	-6.0	-6.0
Q1, Q3	-9.0, -2.0	-9.0, -2.0
Min, Max	-18, 6	-20, 6
Number of subjects with missing data	61 (23.6%)	61 (23.7%)
CFB LS Mean Estimate	-6.0	-5.3
Standard Error	0.33	0.31
CFB LS Mean Difference (ASA - Placebo)	-0.7
One-sided 97.7% CI of CFB LS Mean Difference	[-Inf to -0.050]
p-value	0.0177

Abbreviations: CFB = change from baseline; CI = confidence interval; Inf = Infinity; KL = Kellgren-Lawrence; MMRM = Mixed-Effects Model Repeated Measures; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index.

Baseline is defined as the last non-missing measurement preceding the single injection (ASA or placebo). Negative change from baseline indicates better health.

Subjects withdrawing early from the trial or using rescue medication and/or prohibited therapies, except the protocol permitted rescue analgesic medication prior to 6 months or who had knee replacement surgery on index knee prior to Month 6 will be considered with missing data at Week 26.

A control-based mean imputation (Mehrotra et al, 2017) is used to handle missing data. Mixed-Effects Model Repeated Measures is used in the steps of the imputation with the baseline WOMAC Pain Score value and KL grade as covariates. Estimation of the LS Mean is done at the observed overall means of the covariate based on subjects from the FAS population. Visits included in the MMRM are Week 1, Week 6, Week 12, Week 18, and Week 26 with visit included as a fixed factor and baseline-by-visit and treatment-by-visit as interaction terms. Unstructured covariance is used to model the intra-subject variability.

p-value is derived from a t-test 1-sided at alpha level 0.023.

Source: Listing 16.2.6.1.

Organogenesis 19OA (First Phase 3 ReNu Study)

Table 14.2.2.1

Change from Baseline WOMAC Function Scale at 6 Months - MMRM

FAS Population

Statistics	ASA (N=258)	Placebo (N=257)
WOMAC Function Scale
Change from Baseline to Week 26
n	196	195
Mean (SD)	-18.7 (15.62)	-19.1 (16.62)
Median	-19.0	-16.0
Q1, Q3	-28.0, -6.0	-29.0, -8.0
Min, Max	-63, 17	-67, 21
CFB LS Mean Estimate	-17.75	-17.11
95% CI of CFB LS Mean	[-19.76 to -15.74]	[-19.12 to -15.10]
CFB LS Mean Difference (ASA - Placebo)	-0.64
95% CI of CFB LS Mean Difference	[-3.45 to 2.17]
p-value	<.0001

Abbreviations: CFB = Change from Baseline; CI = Confidence Interval; KL = Kellgren-Lawrence; LS = Least Squares; Max = Maximum; Min = Minimum; MMRM = Mixed-Effects Model Repeated Measures; SD = Standard Deviation; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index.

Baseline is defined as the last non-missing measurement preceding the single injection (ASA or placebo). Negative change from baseline indicates better health.

Mixed-Effects Model Repeated Measures is used with WOMAC Functional scale score at baseline and KL Grade as covariates. Visits included in the MMRM are Week 1, Week 6, Week 12, Week 18, and Week 26 with visit included as a fixed factor and baseline-by-visit and treatment-by-visit as interaction terms. Unstructured covariance is used to model the intra-subject variability.

p-value is derived from the MMRM model at alpha level 0.05.

Source: Listing 16.2.6.1.

Organogenesis 19OA (First Phase 3 ReNu Study)

Table 14.3.1.1

Overall Summary of Treatment Emergent Adverse Events

Safety Population

Subjects with at Least One Treatment Emergent:	ASA (N = 255) (PM = 2792.64)	Placebo (N =259) (PM = 2858.91)	Total (N = 514) (PM = 5651.55)
Adverse Event	139 (54.5%)	136 (52.5%)	275 (53.5%)
Adverse Event Categorized as Mild	82 (32.2%)	78 (30.1%)	160 (31.1%)
Adverse Event Categorized as Moderate	88 (34.5%)	87 (33.6%)	175 (34.0%)
Adverse Event Categorized as Severe	13 (5.1%)	9 (3.5%)	22 (4.3%)
Adverse Event Categorized as Life Threatening	0	2 (0.8%)	2 (0.4%)
Adverse Event Related to Study Drug	16 (6.3%)	7 (2.7%)	23 (4.5%)
Adverse Event Not Related to Study Drug	131 (51.4%)	136 (52.5%)	267 (51.9%)
Adverse Event Categorized as Mild Related to Study Drug	9 (3.5%)	3 (1.2%)	12 (2.3%)
Adverse Event Categorized as Moderate Related to Study Drug	7 (2.7%)	4 (1.5%)	11 (2.1%)
Adverse Event Categorized as Severe Related to Study Drug	0	0	0
Adverse Event Categorized as Life Threatening Related to Study Drug	0	0	0
Adverse Event Leading to Death Related to Study Drug	0	0	0
Serious Adverse Event	17 (6.7%)	13 (5.0%)	30 (5.8%)
Serious Adverse Event Related to Study Drug	0	0	0
Adverse Event Leading to Study Discontinuation	3 (1.2%)	7 (2.7%)	10 (1.9%)
Adverse Event Leading to Death	0	3 (1.2%)	3 (0.6%)

Abbreviation: ASA = Amniotic Suspension Allograft; PM = patient months of exposure.

Note: Subjects who reported more than one adverse event within each category were only counted once. A treatment emergent adverse event is defined as an adverse event with an onset at the time of or following the administration of the study drug.

PM cumulative exposure calculated by adding individual exposure, defined as (date of end of study - date of injection) / 30.4375 for each subject.

Source: Listing 16.2.7.1.